UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 4, 2014

SNYDER’S-LANCE, INC.
(Exact Name of Registrant as Specified in Charter)

North Carolina (State or Other Jurisdiction of Incorporation)	0-398 (Commission File Number)	56-0292920 (IRS Employer Identification No.)

13024 Ballantyne Corporate Place, Ste 900, Charlotte, NC (Address of Principal Executive Offices)	28277 (Zip Code)

Registrant's telephone number, including area code: (704) 554-1421

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 4, 2014, Snyder’s-Lance, Inc. (the “Company”) entered into an Executive Severance Agreement (the “Severance Agreement”) with Rick D. Puckett, Executive Vice President, Chief Financial Officer and Treasurer of the Company. The Severance Agreement was approved by the Compensation Committee of the Board of Directors of the Company and replaces Mr. Puckett’s prior severance agreement, dated as of January 30, 2006, which has terminated in accordance with its terms.

Under the Severance Agreement, in the event of Mr. Puckett’s involuntary termination without Cause (as defined in the Severance Agreement) or voluntary termination for Good Reason (as defined in the Severance Agreement), Mr. Puckett will receive (i) his accrued base salary and benefits as of the date of termination; (ii) an amount equal to 1.5 times the sum of his base salary plus his current year target incentive under the Company’s annual performance incentive plan; (iii) a pro-rata incentive payment based on actual performance under the annual incentive award and any outstanding long-term performance awards through the date of termination; and (iv) outplacement services for up to one year, at a maximum cost of 10% of his base salary.

Pursuant to the Severance Agreement, Mr. Puckett has also agreed to comply with customary (a) non-competition, non-solicitation and non-interference covenants during his employment and for a period of eighteen months following the termination of his employment and (b) covenants regarding the non-disclosure of confidential information during his employment and for a period of three years following the termination of his employment.

The foregoing summary of the Severance Agreement does not purport to be complete and is subject to and qualified in its entirety by reference to the Form of Executive Severance Agreement, which is filed as Exhibit 10.1 hereto and incorporated by reference herein.

Item 9.01.         Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Exhibit Description
10.1	Form of Executive Severance Agreement, incorporated herein by reference to Exhibit 10.4 to the Company’s Quarterly Report on Form 10-Q for quarterly period ended April 2, 2011 (File No. 0-398).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SNYDER'S-LANCE, INC.
(Registrant)

Date: February 10, 2014	By:	/s/ A. Zachary Smith III
A. Zachary Smith III
Chief General Counsel and Secretary

SECURITIES AND EXCHANGE COMMISSION
Washington, DC

EXHIBITS

CURRENT REPORT
ON
FORM 8-K

Date of Event Reported:	Commission File No:
February 4, 2014	0-398

SNYDER’S-LANCE, INC.

EXHIBIT INDEX

Exhibit No.	Exhibit Description
10.1	Form of Executive Severance Agreement, incorporated herein by reference to Exhibit 10.4 to the Company’s Quarterly Report on Form 10-Q for quarterly period ended April 2, 2011 (File No. 0-398).